Exhibit 10.11

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL

TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN

SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE

BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT

BETWEEN

THE JOHNS HOPKINS UNIVERSITY

&

ALLAKOS INC.

JHU AGREEMENT A30817

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AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT

THIS AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT (this “Agreement”) is entered into by and between THE JOHNS HOPKINS UNIVERSITY, a Maryland corporation having an address at 3400 N. Charles Street, Baltimore, Maryland, 21218-2695 (“JHU”) and ALLAKOS INC., a Delaware corporation having an address at 75 Shoreway Road, Suite A, San Carlos, CA 94070 (“Company”), as of September 30, 2016 (the “Restatement Date”) and amends and restates that certain Exclusive License Agreement entered into by and between JHU and Allakos as of the Effective Date (the “Original License Agreement”), with respect to the following:

RECITALS

WHEREAS, as a center for research and education, JHU is interested in licensing PATENT RIGHTS (hereinafter defined) in a manner that will benefit the public by facilitating the distribution of useful products and the utilization of new processes, but is without capacity to commercially develop, manufacture, and distribute any such products or processes;

WHEREAS, a valuable invention(s) entitled [***] was developed during the course of research conducted by Drs. Bruce S. Bochner and Robert Schleimer (JHU Ref. C03875); [***] was developed during the course of research conducted by Drs. Bruce S. Bochner, Robert Schleimer, and Esra Nutku-Bilir, (JHU Ref. C03906); [***] was developed during the course of research conducted by Drs. Bruce S. Bochner, Robert Schleimer and Esra Nutku-Bilir (JHU Ref. C11235); [***] was developed during the course of research conducted by Drs. Bruce S. Bochner, Robert Schleimer and Esra Nutku-Bilir (JHU Ref. C11251) (collectively, all JHU inventors are hereinafter referred to as “Inventors”);

WHEREAS, JHU has acquired through assignment from the Inventors and from a prior assignee, all rights, title and interest, with the exception of certain retained rights by the United States Government, in its interest in said valuable inventions;

WHEREAS, Company and JHU executed that certain Exclusive Option Agreement with Effective Date of December 5, 2012 (the “Option Agreement”) with agreed-upon license terms attached in Exhibit C of that agreement for the above-identified inventions under JHU Ref. C03875, JHU Ref. C03906, JHU Ref. C11235 and JHU Ref. C11251, and under which Company received the BIOLOGICAL MATERIAL(S) under JHU Ref. C11235 and JHU Ref. C11251 from Dr. Bruce Bochner at JHU and on which Company conducted evaluation testing during the term of the Exclusive Option Agreement (JHU Agreement A21208), and executed the Original License Agreement with Effective Date of December 20, 2013; and

WHEREAS, the Parties now desire to amend and replace the Original License Agreement in its entirety with this Agreement, effective as of the Restatement Date.

NOW THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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ARTICLE 1

DEFINITIONS

All references to particular Exhibits, Articles or Paragraphs shall mean the Exhibits to, and Paragraphs and Articles of, this Agreement, unless otherwise specified. For the purposes of this Agreement and the Exhibits hereto, the following words and phrases shall have the following meanings:

1.1 “AFFILIATED COMPANY(IES)” as used herein in either singular or plural shall mean any corporation, company, partnership, joint venture or other entity, which controls, is controlled by or is under common control with Company. For purposes of this Paragraph 1.1, control shall mean the direct or indirect ownership of at least fifty percent (50%).

1.2 “BIOLOGICAL MATERIAL(S)” shall mean materials in JHU’s possession as identified in Exhibit D which have been assigned to JHU by Inventors and prior assignee of PATENT RIGHT(S).

1.3 “DEVELOPED PRODUCT(S)” shall mean any materials, compositions, biologic, drugs, other products (including combination products), or methods which but for the use of the BIOLOGICAL MATERIALS licensed hereunder could not be developed, made, invented, discovered or derived. For the avoidance of doubt, DEVELOPED PRODUCT(S) (as defined above) shall include [***].

1.4 “DIAGNOSTIC FIELD” shall mean the field of identification, diagnosis or prognosis of any disease or medical condition in humans or other animals using a LICENSED PRODUCT(S) or DEVELOPED PRODUCT(S).

1.5 “EFFECTIVE DATE” of this Agreement shall mean December 20, 2013.

1.6 “EXCLUSIVE LICENSE” shall mean the license grant by JHU to Company pursuant to Paragraph 2.1 of this Agreement of its entire right and interest in the PATENT RIGHTS and BIOLOGICAL MATERIALS, subject to Paragraphs 2.3 and 2.4 of this Agreement.

1.7 “FIRST COMMERCIAL SALE” shall mean the first transfer by a LICENSEE, AFFILIATED COMPANY or SUBLICENSEE of a LICENSED PRODUCT(S) or DEVELOPED PRODUCT(S) for value, but shall not include a transfer of materials for the purpose of use in a clinical trial, where the consideration received is intended to cover the manufacturing cost of the materials.

1.8 “LICENSED FIELD A” shall mean the treatment and/or prevention of any disease or medical condition in humans or other animals using a LICENSED PRODUCT or DEVELOPED PRODUCT, but excluding the diagnosis thereof.

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1.9 “LICENSED FIELD B” shall mean any application, use, manufacture, sub-license, sale, lease or transfer of LICENSED PRODUCTS, DEVELOPED PRODUCTS, or BIOLOGICAL MATERIALS, including within the DIAGNOSTIC FIELD and as research reagents, but excluding LICENSED FIELD A.

1.10 “LICENSED PRODUCT(S)” as used herein in either singular or plural shall mean any material, composition, biologic, drug, other products, or methods, that, in the absence of a license to the PATENT RIGHT(S), the manufacture, use, offer for sale, sale, or importation thereof, or the practice thereof, would infringe a claim of the PATENT RIGHT(S) (infringement shall include, but not be limited to, direct, contributory or inducement to infringe same); or is, incorporates or uses a BIOLOGICAL MATERIAL. [***].

1.11 “NET REVENUES” as used herein shall mean and includes [***].

[***].

1.12 [***].

1.13 “PATENT RIGHT(S)” shall mean [***].

1.14 “SUBLICENSEE(S)” as used herein in either singular or plural shall mean any person or entity other than AFFILIATED COMPANIES to which Company has granted a sublicense under this Agreement.

1.15 “TERM” has the meaning set forth in Paragraph 9.1.

1.16 “TERRITORY” shall mean worldwide.

ARTICLE 2

LICENSE GRANT

2.1 Grants. Subject to the terms and conditions of this Agreement, JHU hereby grants to Company:

(a)	an EXCLUSIVE LICENSE to develop, make, have made, use, have used, import, offer for sale, sell and have sold the LICENSED PRODUCT(S) and DEVELOPED PRODUCT(S) in the TERRITORY under the PATENT RIGHTS and using the BIOLOGICAL MATERIAL(S) in the LICENSED FIELD A and LICENSED FIELD B and

(b)	an EXCLUSIVE LICENSE to make, have made and use BIOLOGICAL MATERIAL(S) in LICENSED FIELD A and LICENSED FIELD B.

(c)	For clarity, the EXCLUSIVE LICENSE granted pursuant to subsection (b) does not include the right to sell and have sold BIOLOGICAL MATERIAL(S) which JHU and Company agree would be conducted under the EXCLUSIVE LICENSE granted under subsection (a). [***].

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These grants shall apply to the Company and any AFFILIATED COMPANIES, except that any AFFILIATED COMPANIES shall not have the right to sublicense others as set forth in Paragraph 2.2 below. If any AFFILIATED COMPANIES exercises rights under this Agreement, such AFFILIATED COMPANIES shall be bound by all terms and conditions of this Agreement, including but not limited to indemnity, insurance provisions and royalty payments, which shall apply to the exercise of the rights, to the same extent as would apply had this Agreement been directly between JHU and the AFFILIATED COMPANIES. In addition, Company shall remain fully liable to JHU for all acts and obligations of AFFILIATED COMPANIES such that acts of the AFFILIATED COMPANIES shall be considered acts of the Company.

2.2 Sublicense. Company may sublicense to third parties under this Agreement, subject to the terms and conditions of this Paragraph 2.2 and with prior written notice to JHU, and shall provide an unredacted copy of each such sublicense agreement to JHU promptly after it is executed. [***].

2.3 Government Rights. The grants of Paragraph 2.1 are subject to rights retained by the United States government in accordance with 35 U.S.C. 200-205 and P.L. 96-517, as amended by P.L. 98-620, codified at 35 U.S.C. 200 et. seq. and implemented according to 37 CFR Part 401. The United States government has acquired a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the use of BIOLOGICAL MATERIALS and the inventions described in PATENT RIGHTS throughout the world. The rights granted herein are additionally subject to: (i) the requirement that any LICENSED PRODUCT(S) or DEVELOPED PRODUCT(S) produced for use or sale within the United States shall be substantially manufactured in the United States to the extent required under 35 U.S.C. 200-205 and P.L. 96-517, as amended by P.L. 98-620, codified at 35 U.S.C. 200 et. seq. and implemented according to 37 CFR Part 401 (unless a waiver under 35 USC § 204 or equivalent is granted by the appropriate United States government agency), (ii) the right of the United States government to require JHU, or its licensees, including Company, to grant sublicenses to responsible applicants on reasonable terms when necessary to fulfill health or safety needs, and, (iii) any other rights acquired by the United States government under the laws and regulations applicable to the grant/contract award under which the inventions were made.

2.4 Retained Rights. The grants of Paragraph 2.1 are subject to the retained rights [***].

2.5 Conversion of Grant for LICENSED FIELD B. The grants for LICENSED FIELD B in Paragraphs 2.1(a) and 2.1(b) [***].

2.6 Duration and Conversion of Grant for LICENSED FIELDS A and B.

(a) Duration of license grants [***]:

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[***].

(b) [***].

(c) If Company grants any sublicense to a third party in compliance with Paragraph 2.2 [***].

ARTICLE 3

FEES, ROYALTIES, PAYMENTS & EQUITY

3.1 License Fees.

(a)	Company shall pay to JHU a license fee as set forth in Exhibit A within thirty (30) days of the EFFECTIVE DATE of this Agreement. This license fee is nonrefundable and shall not be credited against royalties or other fees.

(b)	Company shall pay to JHU an amendment fee as set forth in Exhibit A within thirty (30) days of the RESTATEMENT DATE of this Agreement. This amendment fee is nonrefundable and shall not be credited against royalties or other fees.

3.2 Minimum Annual Royalties. Company shall pay to JHU minimum annual royalties as set forth in Exhibit A. These minimum annual royalties shall be due, without invoice from JHU, within thirty (30) days of each anniversary of the EFFECTIVE DATE beginning with the first anniversary. Running royalties on NET REVENUES of LICENSED PRODUCT(S) and DEVELOPED PRODUCT(S) accrued under Paragraph 3.3 and paid to JHU during the one year period preceding an anniversary of the EFFECTIVE DATE shall be credited against the minimum annual royalties due on that anniversary date.

3.3 Running Royalties. Company shall pay to JHU a running royalty as set forth in Exhibit A for each LICENSED PRODUCT(S) and for each DEVELOPED PRODUCT(S) sold or provided, by Company, AFFILIATED COMPANIES and SUBLICENSEE(S) for use in LICENSED FIELD A and LICENSED FIELD B, based on NET REVENUES for the term of this Agreement. Such payments shall be made within [***] following FIRST COMMERCIAL SALE of LICENSED PRODUCT(S) and/or DEVELOPED PRODUCT(S). All non-US taxes related to LICENSED PRODUCT(S) and/or DEVELOPED PRODUCT(S) sold under this Agreement shall be paid by Company and shall not be deducted from royalty or other payments due to JHU.

(a) The running royalty obligations for the sale of LICENSED PRODUCT(S) with respect to NET REVENUES in LICENSED FIELD A and LICENSED FIELD B shall commence on the date of FIRST COMMERCIAL SALE of LICENSED PRODUCT intended for use in either LICENSED FIELD A or LICENSED FIELD B in a given country and shall continue, on a country-by-country basis, until the expiration of the last to expire of any PATENT RIGHT(S) issued in that country covering the LICENSED PRODUCT(S) unless otherwise officially extended under applicable patent term extension (“Licensed Product Royalty Period”).

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(b) The running royalty obligations for the sale of DEVELOPED PRODUCT(S) with respect to NET REVENUES in LICENSED FIELD A and LICENSED FIELD B shall commence on the date of FIRST COMMERCIAL SALE of DEVELOPED PRODUCT intended for use in either LICENSED FIELD A or LICENSED FIELD B in a given country and shall continue for ten (10) years from the FIRST COMMERCIAL SALE of any DEVELOPED PRODUCT anywhere in the world in each field (“Developed Product Royalty Period”). DEVELOPED PRODUCT intended for use in either LICENSED FIELD A or LICENSED FIELD B launched by Company, AFFILIATED COMPANY or SUBLICENSEE(S) after expiration of the PATENT RIGHTS is subject to the running royalties in this subsection (b).

(c) For clarity, as provided for in Exhibit A, to the extent that [***].

(d) Should Company be required to pay running royalties [***].

(e) In no instance shall the running royalty [***].

(f) Company acknowledges that its agreement to make payments to JHU under this Paragraph 3.3 regarding rights and/or products [***].

(g) In the event that [***].

3.4 Arms-Length Transactions. In order to ensure JHU the full royalty payments contemplated hereunder, Company agrees that in the event [***].

3.5 Milestone Payments. Company shall pay to JHU the one-time milestone payments as set forth in Exhibit A within thirty (30) days of achievement of each milestone-triggering event [***]. [***]. Company agrees that it will pay the accrued Phase II milestone payment when it submits the accrued Phase III milestone payment to JHU. For clarity, to the extent that any Company products in development in LICENSED FIELD A are LICENSED PRODUCT(S) which, except for such product’s inclusion as LICENSED PRODUCT, would be a DEVELOPED PRODUCT(S) during the term of the PATENT RIGHT(S), Company agrees to pay to JHU milestone payments attributed to LICENSED PRODUCT(S) until expiration of the last to expire of any PATENT RIGHT(S). Thereafter, Company agrees that with respect to such product, the milestone payments attributed to DEVELOPED PRODUCTS will be paid by Company as subsequent milestones are met.

3.6 Sublicense Consideration. Company shall pay to JHU sublicense consideration that Company receives for execution of a sublicense agreement as identified in Exhibit A of this Agreement. Such sublicense consideration shall mean consideration of any kind received by [***] such as including but not limited to [***]. If any sublicense agreement includes [***], then Company may [***].

3.7 Patent Reimbursement. During the term of this Agreement, Company will reimburse JHU for [***]. Company shall reimburse JHU such costs within [***]. [***] are identified and totaled in Exhibit E of this Agreement. JHU will provide to Company [***].

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3.8 Equity. As partial consideration for the grants under Paragraph 2.1, the Company shall issue to JHU and the Inventors within sixty (60) days of the EFFECTIVE DATE of this Agreement 111,111 shares [***]:

•	[***];

•	[***];

•	[***]; and

•	[***].

Such shares shall be issued pursuant to customary Stock Issuance Agreements in substantially the form attached hereto as Exhibit F. The equity interests granted under this Paragraph 3.8 shall be diluted at the same rate as the founders’ and any other issued common stock through subsequent rounds of equity financing.

3.9 [***].

3.10 Form of Payment. All payments under this Agreement shall be made in U.S. Dollars by either check or wire transfer as provided for in Paragraph 3.11 below.

3.11 Payment Information. All check payments from Company to JHU shall be sent to:

[***]

or such other addresses which JHU may designate in writing from time to time. Checks are to be made payable to [***].

Wire transfers may be made through:

[***]

Company shall be responsible for any and all costs associated with wire transfers. Company shall provide JHU with the date of wire transfer payment and ACH confirmation number upon completion of such payment.

3.12 Late Payments. In the event that any payment due hereunder is not made when due, [***].

3.13 Invoices. Any invoice for payments sent by JHU to Company may be electronically provided by e-mail service. JHU will send invoices to an e-mail address provided by Company. Company will provide JHU with any updates to this e-mail address.

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ARTICLE 4

PATENT PROSECUTION, MAINTENANCE, & INFRINGEMENT

4.1 Prosecution & Maintenance. [***], shall file, prosecute and maintain all patents and patent applications specified under PATENT RIGHT(S) and, subject to the terms and conditions of this Agreement, [***]. [***] shall have full and complete control over all patent matters in connection therewith under the [***].

4.2 Notification. Each party will notify the other promptly in writing when any infringement of [***].

4.3 Infringement. [***] shall have the first right to enforce any patent within [***] against any infringement or alleged infringement thereof for [***], but only for [***] for [***], and shall at all times [***]. Before [***] commences an action with respect to any infringement of any patent within the [***].

If [***] elects not to enforce any patent within [***], then it shall [***].

4.4 Patent Invalidity Suit. If a declaratory judgment action is brought naming [***] as a defendant and alleging invalidity of any of [***].

4.5 Recovery. Any recovery by [***] under Paragraph 4.3 shall be deemed to reflect [***], and [***].

ARTICLE 5

OBLIGATIONS OF THE PARTIES

5.1 Reports. Company shall provide to JHU the following written reports according to the following schedules.

(a) Until [***], Company shall provide [***], due within [***] following the EFFECTIVE DATE of this Agreement. These [***] shall describe [***], including [***].

(b) Upon achieving [***], Company shall provide [***], substantially in the format of Exhibit B, accompanying each running royalty payment under Paragraph 3.3 of this Agreement. [***] shall disclose [***].

(c) Company shall provide [***] within [***]. [***] shall include:

[***].

(d) In lieu of sending reports to JHU via mail or via courier under this Paragraph 5.1, Company may electronically submit all required reports to an e-mail address specified by JHU.

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5.2 Records. Company shall make and retain, for a period of three (3) years following the period of each report required by Paragraph 5.1, true and accurate records, files and books of account containing all the data reasonably required for the full computation and verification of sales and other information required in Paragraph 5.1. Such books and records shall be in accordance with generally accepted accounting principles consistently applied. Company shall permit the inspection and copying of such records, files and books of account by [***] during [***] upon [***] written notice to Company. Such inspection shall not be made more than [***]. All costs of such inspection and copying shall be [***], provided that if any such inspection shall [***], such costs shall be borne by [***]. As a condition to entering into any such agreement, Company shall include in any agreement with [***].

5.3 Diligence Milestones: Company will use [***] to [***]. [***].

5.4 Other Products. After [***], demonstrating the [***], Company shall [***] or [***]. If Company is [***], Company will [***].

5.5 Patent Acknowledgement. Company agrees that all packaging containing individual LICENSED PRODUCT(S) sold by Company, AFFILIATED COMPANIES and SUBLICENSEE(S) of Company will be marked with the number of the applicable patent(s) licensed hereunder in accordance with each country’s patent laws.

5.6 Deliverable(s). Company received BIOLOGICAL MATERIAL(S) under the Option Agreement. Company agrees that it has adequate supply of BIOLOGICAL MATERIAL(S) to fulfill its obligations under this Agreement and will take steps to maintain its supply of BIOLOGICAL MATERIAL(S) during the term of this Agreement. JHU is not obligated to provide additional quantities of BIOLOGICAL MATERIAL(S) upon execution of this Agreement or thereafter during the term of this Agreement.

ARTICLE 6

REPRESENTATIONS

6.1 Duties of the Parties. JHU is not a commercial organization. It is an institute of research and education. Therefore, JHU has no ability to evaluate the commercial potential of any PATENT RIGHT(S), LICENSED PRODUCT, DEVELOPED PRODUCT or other license or rights granted in this Agreement. It is therefore incumbent upon Company to evaluate the rights and products in question, to examine the materials and information provided by JHU, and to determine for itself the validity of any PATENT RIGHT(S), its freedom to operate, and the value of any LICENSED PRODUCT(S) or other rights granted.

6.2 Representations by JHU. JHU warrants that it has good and marketable title to its interest in the inventions claimed under PATENT RIGHT(S) and BIOLOGICAL MATERIAL(S) with the exception of certain retained rights of the United States Government, which may apply if any part of the JHU research was funded in whole or in part by the United States Government. JHU does not warrant the validity of any patents or that practice under such patents or use of such material shall be free of infringement. EXCEPT AS EXPRESSLY SET

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FORTH IN THIS PARAGRAPH 6.2, COMPANY AGREES THAT THE PATENT RIGHT(S) AND BIOLOGICAL MATERIAL(S) ARE PROVIDED “AS IS”, AND THAT JHU MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE PERFORMANCE OF BIOLOGICAL MATERIAL(S), LICENSED PRODUCT(S) AND DEVELOPED PRODUCT(S) INCLUDING THEIR SAFETY, EFFECTIVENESS, OR COMMERCIAL VIABILITY, OR WITH RESPECT TO THEIR UTILITY IN MAKING A DEVELOPED PRODUCT(S) OR THE USEFULNESS OF SUCH A DEVELOPED PRODUCT(S). JHU DISCLAIMS ALL WARRANTIES WITH REGARD TO PRODUCT(S) LICENSED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, ALL WARRANTIES, EXPRESSED OR IMPLIED, OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, JHU ADDITIONALLY DISCLAIMS ALL OBLIGATIONS AND LIABILITIES ON THE PART OF JHU AND INVENTORS, FOR DAMAGES, INCLUDING, BUT NOT LIMITED TO, DIRECT, INDIRECT, SPECIAL, AND CONSEQUENTIAL DAMAGES, ATTORNEYS’ AND EXPERTS’ FEES, AND COURT COSTS (EVEN IF JHU HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, FEES OR COSTS), ARISING OUT OF OR IN CONNECTION WITH THE MANUFACTURE, USE, OR SALE OF THE PRODUCT(S) LICENSED UNDER THIS AGREEMENT. AS BETWEEN THE PARTIES, COMPANY ASSUMES ALL RESPONSIBILITY AND LIABILITY FOR LOSS OR DAMAGE CAUSED BY A PRODUCT MANUFACTURED, USED, OR SOLD BY COMPANY, ITS SUBLICENSEE(S) AND AFFILIATED COMPANIES WHICH IS A LICENSED PRODUCT(S) OR A DEVELOPED PRODUCT(S) AS DEFINED IN THIS AGREEMENT.

ARTICLE 7

INDEMNIFICATION

7.1 Indemnification. [***] would have no legal liability exposure to third parties if [***] or [***], and any [***]. Therefore, [***]. Furthermore, [***] will not, under the provisions of this Agreement or otherwise, [***]. [***] shall indemnify [***].

ARTICLE 8

CONFIDENTIALITY

8.1 Confidentiality. If necessary, the parties will exchange information relating to the PATENT RIGHT(S), BIOLOGICAL MATERIAL(S), LICENSED PRODUCT(S) and DEVELOPED PRODUCTS(S), as well as information related to the Company’s research, business plans and financial information, which they consider to be confidential. The recipient of such information agrees to accept the disclosure of said information, and to employ all reasonable efforts to maintain the information secret and confidential, such efforts to be no less than the degree of care employed by the recipient to preserve and safeguard its own confidential information. The information shall not be disclosed or revealed to anyone except employees of the recipient who have a need to know the information and who have entered into a secrecy agreement with the recipient under which such employees are required to maintain confidential the proprietary information of the recipient and such employees shall be advised by the recipient of the confidential nature of the information and that the information shall be treated accordingly.

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The obligations of this Paragraph 8.1 shall also apply to AFFILIATED COMPANIES and/or SUBLICENSEE(S) provided such information by Company. JHU’s, Company’s, AFFILIATED COMPANIES’ and SUBLICENSEE(S)’ obligations under this Paragraph 8.1 shall extend until three (3) years after the expiration or termination of this Agreement.

8.2 Exceptions. The recipient’s obligations under Paragraph 8.1 shall not extend to any part of the information:

a.	that can be demonstrated to have been in the public domain or publicly known and readily available to the trade or the public prior to the date of the disclosure;

b.	that can be demonstrated, from written records to have been in the recipient’s possession or readily available to the recipient from another source not under obligation of secrecy to the disclosing party prior to the disclosure;

c.	that becomes part of the public domain or publicly known by publication or otherwise, not due to any unauthorized act by the recipient;

d.	that is demonstrated from written records to have been developed by or for the receiving party without reference to confidential information disclosed by the disclosing party; or

e.	that is required to be disclosed by law, government regulation or court order.

8.3 Right to Publish. JHU may publish manuscripts, abstracts or the like describing the PATENT RIGHT(S) and inventions contained therein and BIOLOGICAL MATERIAL(S) provided confidential information of Company, as defined in Paragraph 8.1, is not included or without first obtaining approval from Company to include such confidential information. Otherwise, JHU and the Inventors shall be free to publish manuscripts and abstracts or the like directed to the work done at JHU related to the licensed technologies without prior approval.

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ARTICLE 9

TERM & TERMINATION

9.1 Term. The term of this Agreement shall commence on the EFFECTIVE DATE and shall continue, in each country, until the later of: (i) date of expiration of the last to expire patent included within PATENT RIGHT(S) in that country and (ii) the expiration of all of Company’s payment obligations under this Agreement (the “TERM”).

9.2 Termination by Either Party. This Agreement may be terminated by either party, in the event that the other party (a) files or has filed against it a petition under the Bankruptcy Act, makes an assignment for the benefit of creditors, has a receiver appointed for it or a substantial part of its assets, or otherwise takes advantage of any statute or law designed for relief of debtors or (b) fails to perform or otherwise materially breaches any of its obligations hereunder, if, following the giving of notice by the terminating party of its intent to terminate and stating the grounds therefor, the party receiving such notice shall not have cured the failure or breach within [***]. In no event, however, shall such notice or intention to terminate be deemed to waive any rights to damages or any other remedy, which the party giving notice of breach may have as a consequence of such failure or breach.

9.3 Termination by Company. Company may terminate this Agreement and the licenses granted herein, for any reason, upon giving JHU ninety (90) days written notice in accordance with Paragraph 10.6 of this Agreement.

9.4 Obligations and Duties upon Termination or Expiration. If this Agreement is terminated or expired, both parties shall be released from all obligations and duties imposed or assumed hereunder to the extent so terminated or expired, except as expressly provided to the contrary in this Agreement. Upon termination or expiration, both parties shall cease any further use of the confidential information disclosed to the receiving party by the other party. Termination or expiration of this Agreement, for whatever reason, shall not affect the obligation of either party to make any payments for which it is liable prior to or upon such expiration or termination. Expiration or termination shall not affect JHU’s right to recover unpaid royalties, fees, reimbursement for patent expenses, or other forms of financial compensation incurred prior to expiration or termination.

(a) Upon expiration or termination, Company shall submit any accrued royalty payments for [***] with [***], accrued fees, unreimbursed patent expenses and other accrued financial compensation due to JHU shall become immediately payable.

(b) Upon expiration or termination of this Agreement, [***], except that [***]. Furthermore, upon expiration or termination of this Agreement, [***], except that [***].

(c) Upon termination of this Agreement, any SUBLICENSEE(S) shall become a direct licensee of JHU, provided that JHU’s obligations to SUBLICENSEE(S) are no greater than JHU’s obligations to Company under this Agreement and SUBLICENSEE(S) will have no obligation to pay any amounts to JHU in excess of the amounts that would have been due to JHU by Company under this Agreement. Company shall provide written notice of termination of the Agreement to each SUBLICENSEE(S) with a copy of such notice provided to JHU.

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9.5 Obligation regarding DEVELOPED PRODUCT(S). Expiration or termination of this Agreement shall not affect [***] obligation under Paragraph 3.3(c) to [***] on [***] and provide [***] under Paragraph 5.1(b) for any sales prior to the conclusion of the [***]. Such obligation will survive expiration or termination of this Agreement.

ARTICLE 10

MISCELLANEOUS

10.1 Use of Name. Company, AFFILIATED COMPANIES and SUBLICENSEE(S) shall not use the name of The Johns Hopkins University or The Johns Hopkins Health System or any of its constituent parts, such as the Johns Hopkins Hospital or any contraction thereof or the name of Inventors in any advertising, promotional, sales literature or fundraising documents without prior written consent from an authorized representative of JHU. Company, AFFILIATED COMPANIES and SUBLICENSEE(S) shall allow at least seven (7) business days’ notice of any proposed public disclosure for JHU’s review and comment or to provide written consent.

10.2 No Partnership. Nothing in this Agreement shall be construed to create any agency, employment, partnership, joint venture or similar relationship between the parties other than that of a licensor/licensee. Neither party shall have any right or authority whatsoever to incur any liability or obligation (express or implied) or otherwise act in any manner in the name or on the behalf of the other, or to make any promise, warranty or representation binding on the other.

10.3 Notice of Claim. Each party shall give the other or its representative immediate notice of any suit or action filed, or prompt notice of any claim made, against them arising out of the performance of this Agreement or arising out of the practice of the inventions licensed hereunder.

10.4 Product Liability Insurance. Prior to [***], Company shall establish and maintain, [***], product liability or other appropriate insurance coverage in the minimum amount of [***] and will [***] present evidence to JHU that such coverage is being maintained. Company will furnish JHU with [***]. [***]. If such Product Liability insurance is underwritten on a [***] basis, Company agrees that [***].

10.5 Governing Law. This Agreement shall be construed, and legal relations between the parties hereto shall be determined, in accordance with the laws of [***] applicable to contracts solely executed and wholly to be performed within [***] without giving effect to the principles of conflicts of law. Any disputes between the parties to this Agreement shall be brought in [***]. Both parties agree to waive their right to a jury trial.

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request

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10.6 Notice. All notices or communication required or permitted to be given by either party hereunder shall be deemed sufficiently given if mailed by registered mail or certified mail, return receipt requested, or sent by overnight courier, such as Federal Express, to the other party at its respective address set forth below or to such other address as one party shall give notice of to the other from time to time hereunder (“Notice”). Mailed notices shall be deemed to be received on the third business day following the date of mailing. Notices sent by overnight courier shall be deemed received the following business day.

If to Company:	Allakos, Inc.
75 Shoreway Road, Suite A
San Carlos, CA 94070
[***]

If to JHU:	[***]

10.7 Compliance with All Laws. In all activities undertaken pursuant to this Agreement, both JHU and Company covenant and agree that each will in all material respects comply with such Federal, state and local laws and statutes, as may be in effect at the time of performance and all valid rules, regulations and orders thereof regulating such activities.

10.8 Successors and Assigns. Neither this Agreement nor any of the rights or obligations created herein, except for the right to receive any remuneration hereunder, may be assigned by either party, in whole or in part, without [***], except that [***] shall be free to assign this Agreement in connection with [***]. Such assignment shall be subject to [***]. This Agreement shall bind and inure to the benefit of the successors and permitted assigns of the parties hereto.

10.9 No Waivers; Severability. No waiver of any breach of this Agreement shall constitute a waiver of any other breach of the same or other provision of this Agreement, and no waiver shall be effective unless made in writing. Any provision hereof prohibited by or unenforceable under any applicable law of any jurisdiction shall, as to such jurisdiction, be deemed ineffective and deleted herefrom without affecting any other provision of this Agreement. It is the desire of the parties hereto that this Agreement be enforced to the maximum extent permitted by law, and should any provision contained herein be held by any governmental agency or court of competent jurisdiction to be void, illegal and unenforceable, the parties shall negotiate in good faith for a substitute term or provision which carries out the original intent of the parties.

10.10 Entire Agreement; Amendment. Company and JHU acknowledge that they have read this entire Agreement and that this Agreement, including the attached Exhibits, constitutes the entire understanding and contract between the parties hereto and supersedes any and all prior or contemporaneous oral or written communications with respect to the subject matter hereof, all of which communications are merged herein. It is expressly understood and agreed that (i) there being no expectations to the contrary between the parties hereto, no usage of trade, verbal agreement or another regular practice or method dealing within any industry or between the parties hereto shall be used to modify, interpret, supplement or alter in any manner the express terms of this Agreement; and (ii) this Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by both of the parties hereto.

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request

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10.11 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party hereto, shall impair any such right, power or remedy to such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

10.12 Force Majeure. If either party fails to fulfill its obligations hereunder (other than an obligation for the payment of money), when such failure is due to an act of God, or other circumstances beyond its reasonable control, including but not limited to fire, flood, civil commotion, riot, war (declared and undeclared), revolution, or embargoes, then said failure shall be excused for the duration of such event and for such a time thereafter as is reasonable to enable the parties to resume performance under this Agreement, provided however, that in no event shall such time extend for a period of more than one hundred eighty (180) days.

10.13 Further Assurances. Each party shall, at any time, and from time to time, prior to or after the EFFECTIVE DATE of this Agreement, at reasonable request of the other party, execute and deliver to the other such instruments and documents and shall take such actions as may be required to more effectively carry out the terms of this Agreement.

10.14 Survival. All representations, warranties, covenants and agreements made herein and which by their express terms or by implication are to be performed after the execution and/or termination hereof, or are prospective in nature, shall survive such execution and/or termination, as the case may be. This shall include Paragraphs 3.10 (Late Payments), 5.2 (Records), 9.5 (Obligation regarding DEVELOPED PRODUCT(S)) and Articles 6, 7, 8, 9, and 10.

10.15 No Third Party Beneficiaries. Nothing in this Agreement shall be construed as giving any person, firm, corporation or other entity, other than the parties hereto and their successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

10.16 Headings. Article headings are for convenient reference and are not a part of this Agreement. All Exhibits are incorporated herein by this reference.

10.17 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which when taken together shall be deemed but one instrument.

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IN WITNESS WHEREOF, this Agreement shall take effect as of the EFFECTIVE DATE when it has been executed below, by the duly authorized representatives of the parties.

THE JOHNS HOPKINS UNIVERSITY	ALLAKOS INC.

/s/ Neil Veloso	/s/ Chris Bebbington
Neil Veloso	Christopher Bebbington
Executive Director, Johns Hopkins Technology Transfer	President & CEO
Johns Hopkins Technology Ventures

10/14/2016	10/14/2016
(Date)	(Date)

EXHIBIT A.	LICENSE FEES, ROYALTIES, PAYMENTS & EQUITY UNDER ARTICLE 3

EXHIBIT B.	[***] REPORT FORM UNDER PARAGRAPH 5.1(b)

EXHIBIT C.	PATENT RIGHT(S) UNDER PARAGRAPH 1.14

EXHIBIT D.	BIOLOGICAL MATERIAL(S) UNDER PARAGRAPH 1.2

EXHIBIT E.	[***] UNDER PARAGRAPH 3.7

EXHIBIT F.	FORM OF STOCK ISSUANCE AGREEMENT UNDER PARAGRAPH 3.8

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request

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EXHIBIT A

LICENSE FEE, ROYALTIES, PAYMENTS AND EQUITY UNDER ARTICLE 3

1.	License Fee and Amendment Fee: The license fee payable under Paragraph 3.1(a) is [***]. The amendment fee payable under Paragraph 3.1(b) is [***].

2.	Minimum Annual Royalties: The minimum annual royalties payable under Paragraph 3.2 are:

Anniversary	Amount

[***]

3.	Royalties: The running royalty rates payable under Paragraph 3.3 are:

[***]

4.	Diligence Milestone Payments: The diligence milestone payments payable under Paragraph 3.5 are:

[***].

5.	Sublicense Consideration: The percent sublicense consideration payable under Paragraph 3.6 is:

[***].

6.	Equity: The equity to be issued to JHU under Paragraph 3.8 is:

111,111 shares of the Company’s common stock pursuant to a customary Stock Issuance Agreement

7.	Patent Expense Reimbursement: The patent expense reimbursement under Paragraph 3.7 is:

[***]

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EXHIBIT B

[***] REPORT UNDER PARAGRAPH 5.1(b)

FOR LICENSE AGREEMENT A30817

BETWEEN

ALLAKOS INC. AND THE JOHNS HOPKINS UNIVERSITY

EFFECTIVE DATE

[***]

This report format is to be used to report [***] to JHU. [***].

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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EXHIBIT C

PATENT RIGHTS UNDER PARAGRAPH 1.14

[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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EXHIBIT D

BIOLOGICAL MATERIAL(S) UNDER PARAGRAPH 1.2

[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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EXHIBIT E

[***] UNDER PARAGRAPH 3.7

[***]

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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EXHIBIT F

FORM OF STOCK ISSUANCE AGREEMENT UNDER PARAGRAPH 3.8

(see attached)

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ALLAKOS INC.

COMMON STOCK ISSUANCE AGREEMENT

This Common Stock Issuance Agreement (the “Agreement”) is made as of                     , 2013, by and between Allakos Inc., a Delaware corporation (the “Company”), and The Johns Hopkins University (the “JHU”).

RECITALS

A. JHU and the Company are each a party to that certain Exclusive License Agreement with an effective date of                     , 2013 (the “License Agreement”), pursuant to which JHU licensed certain intellectual property rights to the Company.

B. Pursuant to Section 3.8 of the License Agreement, JHU is entitled to receive 111,111 shares of Common Stock of the Company.

C. The Board of Directors of the Company has approved the issuance of 111,111 shares of Common Stock of the Company as fulfillment in full of the Company’s obligation to grant such equity award to JHU pursuant to Section 3.8 of the License Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, the Company and JHU hereby agree as follows:

1. Issuance of Common Stock.

(a) The Company hereby issues to JHU 111,111 shares of the Company’s Common Stock (the “Shares”) at a price of $[***] (par value) per Share and an aggregate Purchase Price of $[***] (the “Purchase Price”). The Company will promptly, after delivery of this Agreement, issue a certificate representing the Shares registered in the name of JHU.

(b) The Purchase Price for the Shares shall be deemed to be paid in full by JHU’s execution of the License Agreement and the grants made by JHU pursuant to Section 2.1 of the License Agreement.

(c) JHU acknowledges and agrees that, except for JHU’s participation rights set forth in Section 3.9 of the License Agreement, the issuance of the Shares satisfies in full any and all rights that JHU may have to acquire or otherwise receive equity securities or securities convertible into or exercisable for equity securities of the Company pursuant to the License Agreement.

2. Stock Splits, etc. If, from time to time during the term of this Agreement:

(a) there is any stock dividend or dividend of cash and/or property, stock split, or other change in the character or amount of any of the outstanding securities of the Company, including any conversion of outstanding securities of the Company into cash or securities of another corporation, person, or entity in connection with any acquisition, merger, consolidation, or similar transaction involving the Company; or

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(b) there is any liquidation, dissolution, or similar transaction,

then, in such event, any and all new, substituted or additional securities, or other property to which JHU is entitled by reason of its ownership of Shares shall be immediately subject to this Agreement and be included in the word “Shares” for all purposes with the same force and effect as the Shares presently subject to the right of first refusal, market standoff agreement and other terms of this Agreement.

3. Right of First Refusal. Before any Shares registered in the name of JHU or of any transferee (either being sometimes referred to herein as the “Holder”) thereof may be sold or transferred (including any transfer by operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a notice (the “Notice”) stating (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Shares to be sold or transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to sell or transfer such Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all or part of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price for the Shares purchased by the Company (the “Company’s Price”) or its assignee(s) under this Section 3 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Company’s Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of

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the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Termination of Right of First Refusal. The Right of First Refusal shall terminate upon the earlier of (i) the effective date of a registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), with respect to a public offering of Common Stock of the Company, or (ii) the closing date of a sale of assets or merger of the Company or other acquisition transaction pursuant to which stockholders of the Company receive cash or securities of a buyer whose shares are publicly traded.

(g) Invalid Transfers. The Company shall not be required (i) to transfer on its share register any Shares which shall have been purportedly sold or transferred if such transfer would be in violation of this Agreement or (ii) to treat as owner of such Shares, to accord the right to vote as such owner, or to pay dividends to any purported transferee to whom such Shares shall have purportedly been so transferred.

4. Legends. All certificates representing any of the Shares shall have endorsed thereon legends in substantially the following form:

(a) “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING A RIGHT OF FIRST REFUSAL ON TRANSFERS, SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR ITS, HIS OR HER PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”

(b) “THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(c) Any legend required to be placed thereon by the applicable blue sky laws of any state.

5. JHU’s Representations. In connection with the purchase of the Shares, JHU hereby represents and warrants to the Company as follows:

(a) Investment Intent. JHU is purchasing the Shares solely for investment and not with any present intention of selling or otherwise disposing of the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act. JHU also represents that the entire legal and beneficial interest of the Shares is being purchased, and will be held, for JHU’s account only, and neither in whole nor in part for any other person or entity.

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(b) Residence. JHU principal location is at the address indicated beneath JHU’s signature below.

(c) Information Concerning Company. JHU has had the opportunity to discuss the plans, operations, and financial condition of the Company with its officers and has received all information JHU has deemed appropriate to enable JHU to evaluate the financial risk inherent in investing in the Shares. JHU has a preexisting business relationship with the Company or any of its officers, directors, or controlling persons or by reason of JHU’s business or financial experience or the business or financial experience of JHU’s professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect JHU’s own interests in connection with these transactions.

(d) Economic Risk. JHU realizes that the purchase of the Shares involves a high degree of risk, and JHU is able, without impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of their value.

(e) Restricted Securities. JHU acknowledges that the sale of the Shares has not been registered under the Securities Act. The Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available, and the Company is under no obligation to register the Shares.

(f) Rule 144. JHU is familiar with Rule 144 adopted under the Securities Act, which in some circumstances permits limited public resales of “restricted securities” like the shares acquired from an issuer in a non-public offering. JHU understands that its ability to sell the Shares under Rule 144 in the future is uncertain, and may depend upon, among other things: (i) the availability of certain current public information about the Company; (ii) the resale occurring more than a specified period after JHU’s purchase and full payment (within the meaning of Rule 144) for the Shares; and (iii) if JHU is an affiliate of the Company (A) the sale being made in an unsolicited “broker’s transaction”, transactions directly with a market maker or riskless principal transactions, as those terms are defined under the Securities Exchange Act of 1934, as amended, (B) the amount of shares being sold during any three-month period not exceeding the specified limitations stated in Rule 144, and (C) timely filing of a notice of proposed sale on Form 144, if applicable. JHU further understands that the requirements of Rule 144 may never be met, and that the Shares may never be saleable under the rule. JHU further understands that at the time it wishes to sell the Shares, there may be no public market for the Company’s stock upon which to make such a sale, or the current public information requirements of Rule 144 may not be satisfied, either of which may preclude JHU from selling the Shares under Rule 144 even if the relevant holding period had been satisfied.

(g) Further Limitations on Disposition. Without in any way limiting the representations set forth above, JHU further agrees that it shall in no event make any disposition of any portion of the Shares unless and until:

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(i) (A) there is in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; (B) the resale provisions of Rule 701 or Rule 144 are available in the opinion of counsel to the Company; or (C)(1) JHU shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (2) JHU shall have furnished the Company with an opinion of JHU’s counsel, reasonably acceptable to the Company to the effect that such disposition will not require registration of such shares under the Securities Act, and (3) such opinion of JHU’s counsel shall have been concurred in by counsel for the Company and the Company shall have advised JHU of such concurrence; and

(ii) JHU shall have complied with the Right of First Refusal set forth in Section 3.

(h) Responsibility for Tax Consequences. JHU has reviewed the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement (including any tax consequences that may result now or in the future under recently enacted tax legislation) and has had the opportunity to consult with its tax advisors, if any, regarding such consequences. JHU acknowledges that it is not relying on any statements or representations of the Company or any of the Company’s agents in regard to such tax consequences and understands that JHU (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. JHU acknowledges that the Company has no obligation in regard to the future conduct of its business, to act or refrain from acting in any manner, regardless of the loss of any tax benefit to JHU in connection with the purchase, ownership, or sale of the Stock, which may result from such action or inaction.

6. Market Standoff Agreement. JHU hereby agrees that JHU shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by JHU (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

JHU agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, JHU shall provide, within ten (10) days of such request, such information as may be required by the

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Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 6 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. JHU agrees that any transferee of the Shares shall be bound by this Section 6.

7. Governing Law. This Agreement shall be governed by the laws of the State of California without regard to the conflicts of law provisions thereof.

8. Jurisdiction; Venue. The parties consent to the exclusive jurisdiction of, and venue in, the state courts in Santa Clara County in the State of California (or in the event of exclusive federal jurisdiction, the courts of the Northern District of California) with respect to any disputes arising out of or related to this Agreement which is not resolved by the relevant parties thereto themselves in writing.

9. Dispute Resolution Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

10. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the parties hereto.

11. Additional Actions. The parties will execute such further instruments and take such further action as may reasonably be necessary to carry out the intent of this Agreement.

12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by regular or certified mail with postage and fees prepaid, addressed, if to JHU, at its address shown on the Company’s records and, if to the Company, at the address of its principal corporate offices (Attention: President) or at such other address as such party may designate by ten (10) days’ advance written notice to the other party.

13. Assignment. The Company may assign its rights and delegate its duties under this Agreement. If any such assignment or delegation requires consent of the California Commissioner of Corporations, the parties agree to cooperate in requesting such consent.

14. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon JHU and its successors and assigns.

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15. Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

17. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the Company and JHU with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations, or covenants, except as specifically set forth herein.

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IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Issuance Agreement as of the day and year first above written.

“COMPANY”	ALLAKOS INC.

BY:
NAME:
TITLE:

“JHU”	THE JOHNS HOPKINS UNIVERSITY

BY:
NAME:
TITLE:

Address:

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